Exhibit 99.2

WORTHINGTON ENTERPRISES

INVESTOR DAY

OCTOBER 11, 2023

A market-leading **designer and manufacturer** of innovative Building Products, Consumer Products, and Sustainable Energy Solutions

Notes to Investors FORWARD LOOKING STATEMENTS. Worthington Industries, Inc. (the “Company” or “Worthington”) wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements by the Company relating to the intended separation of Worthington’s Steel Processing business; the timing and method of the separation; the anticipated benefits of the separation; the expected financial and operating performance of, and future opportunities for, each company following the separation; the tax treatment of the transaction; the leadership of each company following the separation; and other non-historical matters constitute “forward-looking statements” within the meaning of the Act. Forward-looking statements may be characterized by terms such as “believe,” “anticipate,” “should,” “would,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seeks,” “sees” and similar expressions. Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, the final approval of the separation by our board of directors; the uncertainty of obtaining regulatory approvals in connection with the separation; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all; our ability to successfully separate the two companies and realize the anticipated benefits of the separation; the risks, uncertainties and impacts, for both the Company’s business and the planned separation, related to the United Auto Workers strikes against Ford, General Motors and Stellantis North America (the “Detroit Three automakers”), and the associated impact on companies that supply the Detroit Three automakers, the duration and scope of which are impossible to predict; the effect of conditions in national and worldwide financial markets, including inflation, increases in interest rates and economic recession, and with respect to the ability of financial institutions to provide capital; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing oil prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of Russia’s invasion of Ukraine); effects of sourcing and supply chain constraints; the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive, construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages, interruption in utility services, civil unrest, international conflicts (especially in light of Russia’s invasion of Ukraine), terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation, interest rate increases and economic recession, as well as potential adverse impacts as a result of the Inflation Reduction Act of 2022, which may negatively impact the Company’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the level of imports and import prices in the Company’s markets; the impact of environmental laws and regulations or the actions of the United States Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability considerations or regulations; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the United States Securities and Exchange Commission (“SEC”) and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Act of 2021, and the Dodd-Frank Wall Street Reform and the Consumer Protection Act of 2010; the effect of healthcare laws in the United States and potential changes for such laws, especially in light of the COVID-19 pandemic which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results; the effect of tax laws in the U.S. and potential changes for such laws, which may increase the Company's costs and negatively impact its operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the filings of Worthington Industries, Inc. with the SEC, including those described in “Part I — Item 1A. — Risk Factors” of Worthington’s Annual Report on Form 10-K for the fiscal year ended May 31, 2023, and its subsequent filings with the SEC. Forward-looking statements should be construed in the light of such risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Worthington does not undertake, and hereby disclaim, any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise. 2

Notes to Investors PRO FORMA FINANCIAL INFORMATION. Unless otherwise specified, all financial data and operating metrics included in these materials are presented on a pro forma basis giving effect to the reorganization and the planned separation of the Steel Processing business, as described in the Form 10 filed with the Securities and Exchange Commission, and divested operations historically presented within Other. NON-GAAP MEASURES. These materials include certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles, or GAAP. Management believes these non-GAAP measures provide useful supplemental information on the performance of the Company’s ongoing operations and should not be considered as an alternative to the comparable GAAP measure. Additionally, management believes these non-GAAP measures allow for meaningful comparisons and analysis of trends in the Company’s businesses and enables investors to evaluate operations and future prospects in the same manner as management. A reconciliation of each non-GAAP measure to its most directly comparable GAAP measure is included in the Appendix. The following provides an explanation of each non-GAAP measure presented in these materials: Adjusted EBITDA is defined as Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization, and consists of EBITDA (calculated by adding or subtracting, as appropriate, interest expense, income tax expense and depreciation and amortization to/from net earnings attributable to controlling interest), which is further adjusted to exclude impairment and restructuring charges (gains) as well as other items that management believes are not reflective of, and thus should not be included when evaluating the performance of its ongoing operations, including incremental costs associated with the planned separation. Adjusted EBITDA also excludes stock-based compensation due to its non-cash nature. In prior periods, Adjusted EBITDA did not exclude stock-based compensation. However, management now believes that further excluding stock-based compensation from Adjusted EBITDA is useful to better understand the financial performance of our business and to facilitate a better comparison of our results to those of our peer companies over multiple periods given that this item may vary between companies for reasons unrelated to overall operating performance. Impairment charges are excluded from adjusted EBITDA because they do not occur in the ordinary course of our ongoing business operations, are inherently unpredictable in timing and amount, and are non- cash, which we believe facilitates the comparison of historical, current and forecasted financial results Restructuring activities, which can result in both discrete gains and/or losses, consist of established programs that are not part of our ongoing operations, such as divestitures, closing or consolidating facilities, employee severance (including rationalizing headcount or other significant changes in personnel), and realignment of existing operations (including changes to management structure in response to underlying performance and/or changing market conditions). Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by net sales. Free Cash Flow is defined as Adjusted EBITDA less capital expenditures. Free Cash Flow Conversion is calculated by dividing Free Cash by Adjusted EBITDA. 3

Our Presenter ANDY ROSE President & Chief Executive Officer Worthington Enterprises 4

Worthington Enterprises is Built on a Solid Foundation Led by a Proven Management Team JOSEPH HAYEK ANDY ROSE Executive Vice Chief Executive President Officer ERIC SMOLENSKI STEVE CARAVATI CFO & COO President President Building Products & Sustainable Energy Solutions Consumer Products Consumer Products Building Products Sustainable Energy Solutions • Ceiling Solutions • Back-Up • Transport and • Camping • H2 Ecosystems • Transport & Storage • DIY & Pro Tools • Heating & Cooling Power Storage Offerings • Mobility Solutions Off•erC ing elsebrations • Outdoor Living Products • Metal Framing 5 ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx Today’s Agenda • TIME TOPIC PRESENTER 9:30 – 9:35 Welcome and Agenda Marcus Rogier, Treasurer & Investor Relations Officer 9:35 – 9:55 Why Invest in Worthington Enterprises Andy Rose, President & CEO Andy Rose, Doug Cadle, President & CEO, WAVE, 9:55 – 10:35 Overview of Building Products Jimmy Bowes, VP, NA Building Products Steve Caravati, President, Consumer Products 10:35 – 10:50 Overview of Consumer Products 10:50 – 11:00 Overview of Sustainable Energy Solutions Timo Snoeren, VP, Sustainable Energy Solutions 11:00 – 11:15 Break 11:15 – 11:35 The Path Forward & Financial Overview Joe Hayek, EVP, CFO & COO 11:35 – 11:40 Closing Comments Andy Rose, President & CEO All 11:40 – Noon Q&A Noon – 1:00 Lunch 6

The Planned Separation Will Create Two Market-Leading, Independent Public Companies WORTHINGTON STEEL WORTHINGTON ENTERPRISES Joseph Hayek Tim Adams Andy Rose Geoff Gilmore Chief Financial Officer Chief Executive Officer Chief Financial Officer Chief Executive Officer ü A best-in-class, value-added steel processor with a blue-chip ü ü A market-leader with premier brands in attractive end markets ü customer base in growing end-markets in Consumer Products, Building Products, and Sustainable Energy Solutions ü A market-leader in electrical steel laminations and automotive ü lightweighting solutions capitalizing on electrification, sustainability üü High margins and asset-light business model enable strong cash and infrastructure spending flow generation üü Sophisticated supply chain and pricing solutions to manage ü Growth strategy driven by focus on sustainable, technology- ü complex programs for customers, grow market share and increase enabled solutions disrupting mature markets margins Improved Strategic Focus and Differentiated Investment Theses 7

Worthington Enterprises is a …and Now is the Compelling Standalone Right Time to Separate Investment Story…. Strategic Focus Enhanced focus on strategic priorities We have now achieved the scale, financial strength and capabilities to operate on a Timing standalone basis Differentiation Compelling and distinct growth strategy Flexibility Tailored decision-making and strategic capital allocation decisions Clear-cut value proposition and differentiated investment thesis with comparable company Aligned Investor Base peers Tailored Capital Structures Strong balance sheet and free cash flow to execute on strategic M&A Worthington Enterprises is positioned to deliver long-term growth and sustainable value creation 8

WORTHINGTON ENTERPRISES

A market-leading **designer** and **manufacturer** of innovative Building Products, Consumer Products, and Sustainable Energy Solutions

ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx PLAY VIDEO 10

Worthington Enterprises is Built on a Foundation of Strategic Partnerships, M&A, and Organic Growth

- Rapid growth powered by a unique culture focused on the "Golden Rule"
- Establishing unique, strategic Joint Ventures
- Scaling the business with M&A and new product development
- A market-leading designer and manufacturer of innovative products

1955	1970s	1980s-2000s	2008	2011	2017	2019	2021	2022	Today
Worthington Industries Worthington Industries founded	Worthington Cylinders Expansion into manufacturing of pressure cylinders	Balloon time BalloonTime product line introduced	Transformation launched	BERNZOMATIC Coleman	AMTROL WELLXTROL THERMXTROL EXTROL	MagTorch	GENERAL PACTOOL HAWKEYE Garden Weasel PTEC	LEVEL5	W
		WAVE Formation of Joint Venture with Armstrong World Industries	Innovation capacity launched (2012)	ClarkDietrich Formation of commercial steel framing Joint Venture			Re-segmented the business	Separation launched	

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A Variety of Building, Home, and Energy Related Applications 12

CONSUMER PRODUCTS

BUILDING PRODUCTS

SUSTAINABLE ENERGY SOLUTIONS

FOUNDED IN Worthington Enterprises 1955 KEY INVESTMENT HIGHLIGHTS • Established Portfolio of Market-Leading Brands with NET SALES OF High Barriers to Entry 1 $1.4 BILLION • Strong Underlying Secular Trends Enabling Steady Long-Term Growth • Business Model Drives High Free Cash Flow and Returns • Worthington Business System Accelerates Growth and Net Sales Profitability 1 by End-Market • Innovation For Highly Engineered Products Drives Incremental Sales and Margin • Guided by Our Philosophy – a People-First, 42% Performance-Based Culture 48% • Low Leverage and Ample Liquidity Provides Financial Flexibility 11% Consumer Products Building Products 1 TTM figures as of Q1 FY24. Sales exclude pro-rata share of unconsolidated JV sales. Percentages do not add up to 100% due to rounding. Sustainable Energy Solutions 16

Established Portfolio of Market-Leading Brands… 80%+ of Adjusted EBITDA comes from brands and products with leading market positions Ceiling Metal Hand Torch Camping Portable Vertical Well Water Suspension Framing And Fuels Fuel Helium Tanks Residential Tanks Systems Heating Tanks Note: FY2023 period. North America only. Based on management estimates. 17

High Margin, Asset-Light Business Model, Generating Strong Cash Flow …With High Barriers-to-Entry and Returns Highly Engineered Solutions – Meeting Rigorous Specifications in Highly Regulated Markets Reliability, Speed & Product Quality – Exceptional Quality, Service, and Supply Chain Solutions Robust Industry Knowledge – 68-Year History Providing Specialized, Technical Industry Expertise Innovative Products and Services – Driving Innovation Into Mature Markets Manufacturing at Scale – Automation Enabling Enhanced Efficiency in Production Across Niche Markets 18

Our Products Serve Markets that are Well Positioned to Capitalize on Strong Secular Trends GOVERNMENT STIMULUS ENVIRONMENTAL RE-SHORING AND POPULATION SHIFT AND SUPPORT INVESTMENT NEAR SHORING Propane H2 & CNG Propane Refillable Industrial Metal HVAC Ceiling Metal HVAC Lawn & BBQ / Foam & Tools Systems Systems Systems Solutions Products Framing Products Solutions Framing Products Garden Grill Products Adhesive Increasing investments Multiple Federal Manufacturing Population trends in environmental funding bills support investment in the support increased long-term construction projects at the U.S. in early stages need for new and corporate and and supply chain of multi-year re-modeled homes government level investment resurgence 19

Business Model Drives Strong Returns 1 Net Sales ($M) Adjusted EBITDA ($M) 16% 20% CAGR CAGR $1,418 $1,361 $1,311 $319 $297 $285 $1,061 $205 FY2021 FY2022 FY2023 TTM FY2021 FY2022 FY2023 TTM Note: TTM figures as of Q1 FY24. 1 Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure. 20

High Free Cash Flow Generation

Accelerating Growth

Today		Long-Term Targets
$1.4B Net Sales	High Margin and Asset-Light Business Model	**6-8%** Net Sales CAGR
~21% Adj. EBITDA Margin[1]	Powered by the Worthington Business System	**24%** Adj. EBITDA Margin[1]
~85% Free Cash Flow Conversion[2]	Driven by Strong Underlying Secular Trends	**85-90%** Free Cash Flow Conversion[2]

Note: TTM figures as of Q1 FY24.

[1] Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure.

[2] Free Cash Flow Conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA.

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Worthington Business System Accelerates Our Growth and Profitability Our deeply-held Philosophy is rooted in the Golden Rule – we treat our customers, employees, investors, and suppliers as we would like to be treated • Through continuous transformation we drive higher margins within Manufacturing, Commercial, Sourcing, and Supply Chain Excellence • We innovate in partnership with our customers and suppliers • We acquire strategic capabilities and invest in accretive opportunities • We invest in technology and sustainability to create value for customers • We are disciplined stewards of capital, focused on earning exceptional returns for our shareholders 22

Innovation for Highly Engineered Products Drives Incremental Sales and Margin 01 02 03 BUILDING DISRUPTING EXPANDING THE CORE THE CORE THE CORE Improving existing Transformational Strength in channel products with a innovations driving management to drive leading brand sustainable value margin expansion portfolio creation Higher margin, diversified portfolio mix enabling long-term growth 23

Guided by Our Philosophy A People-First, Performance-Based Culture Culture of Health & Positive Diversity & Profit-Sharing Engagement Safety Impact Inclusion Incentives Strong sense of Putting our people Partnering with Valuing diversity of Committed to best- in-industry practices belonging and first and ensuring the organizations and all types and in recruiting, accountability, health and safety of school districts to committed to promotion, and driving ownership of our employees support our building an inclusive retention results communities culture 24

Low Leverage and Ample Liquidity Provides Financial Flexibility 1 Expected Leverage at Close : Strong 1.0x Balance Sheet Total Debt / TTM Adj. EBITDA Commitment to Maintaining Financial Investment Flexibility Grade Rating Disciplined 2 Expected Liquidity at Close : Capital $701M Allocation Note: TTM figures as of Q1 FY24. 1 Assumes $298M of total debt at close of separation. Based on TTM Adjusted EBITDA of $285M. 25 2 Current liquidity as of 31-Aug-2023. Includes $201M of cash and cash equivalents as of 31-Aug-2023 and $500M of capacity from undrawn revolver.

ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx OVERVIEW OF BUILDING PRODUCTS 26

Delivering Better Spaces Through Thoughtfully Designed Essential Building Solutions

WAVE JV
(50% Interest)

Developing ceiling solutions that create safe and welcoming environments

Worthington Enterprises Building Products

Broad array of highly specialized products for heating, cooking, cooling, & drinking water

ClarkDietrich JV
(25% Interest)

Reliable drywall & structural steel systems designed for commercial framing distributors, contractors, owners, and architects



POWER CORE
ClarkDietrich
WAVE
AMTROL
SMARTLID

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Building Products: Why We Win Driving Strong Cash Flows Across the Enterprise Leading Market Engineered Products 1 2 Position Strong Pricing Driven by Leading Market Share Specialized Nature of Products and Leading in Definable Niches – Market Share Heating, Cooking, Cooling, Water, & Construction Quality of Service 4 High Barriers to Entry 3 Reliable Partner With Extensive Knowledge & Consistent Quality, Breadth Experience in Highly- of Product, and Access to Regulated Industries Steel, Enabling High Levels of Customer Service 28

Market-Leading Building Products at a Glance

Brands

WAVE

Industry Leader With Innovation and Product Specification Driving High Barriers to Entry in Attractive End-Markets



WORTHINGTON ENTERPRISES   AMTROL   SMARTLID

Specialized Products With Superior Customer Service Driving Leading Market Share



ClarkDietrich.

Market-Leading Platform Driven by Service and Breath of Specialized Product Offering



Key Figures

(TTM as of Q1 FY24)

$570M
Net Sales

38%
Adj. EBITDA Margin

$216M
Adj. EBITDA[1]

Financial Metrics

($ Millions)

Net Sales


$402
$542
$586
$570
21% CAGR
FY21
FY22
FY23
TTM

Adj. EBITDA[1]


$122
$226
$214
$216
35% CAGR
FY21
FY22
FY23
TTM

Note: TTM figures as of Q1 FY24. Net Sales reflects wholly-owned businesses only, exclude JV's.
[1] Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure.

29

Our Presenters DOUG CADLE JIMMY BOWES President & CEO Vice President & General Manager WAVE Building Products 30

WAVE: Bringing Together the Best of Both Parents • Established in 1955 • 50/50 JV, established in 1992, leveraging the • Established in 1860 strength of both partners • $1.4B sales in fiscal 2023 • $1.2B in sales in calendar 2022 • $447 million in net sales in our fiscal 2023 • 14 facilities in 5 countries • 16 plants in North America • 7 U.S. plants | 450 employees • 4,000 employees • 3,000 employees • North American market leader in ceiling • A market-leading designer and • Market leader suspension systems and integrated solutions manufacturer of innovative Building • Strong brand Products, Consumer Products, and • Strong exchange of talent with parent Sustainable Energy Solutions companies Steel procurement, supply chain High barriers to entry Go to market expertise management, and innovation driven by specifications 31

Why We Win: Customer Focus Providing Creative Solutions to Address Customers Need For Speed and Lower Total Cost Pre-Engineered Integrated Time & Labor Segment Specific Designs Healthy Building Innovation Ceiling Construction Savings Solutions Bringing value through our Addressing compressed Meeting required performance Focus on safety & indoor construction expertise construction schedules for emerging markets environmental quality Addressing market challenges with value creating solutions 32

Innovation and Construction Expertise

Segment Specific Design, Time, and Labor Savings Solutions

WAVE
WORTHINGTON ARMSTRONG VENTURE

FRAMEALL™

TIME & LABOR SAVINGS

SIMPLESOFFIT
Drywall Framing System



- Faster and safer installation
- Over **50% labor savings** compared to traditional soffit construction
- Uses **less material** than traditional stud and track
- Reduces the need for skilled labor with a **fold and click** out of the box system

STRUCTURAL

DATA CENTER SOLUTIONS

DYNAMAX™ & DYNAMAXPLUS™



- Finished ceiling system with a structural solution
- Suspend loads for up to **1,750 lbs.** for static point
- Combined with gasket tile **save** an average of **$0.40/SF** of **cooling expenses** annually

HEALTHYSPACES

AIR PURIFICATION

Functional Ceilings



- **99.9%** neutralization of harmful contaminants
- Portfolio of air purification and filtration solutions
- Seamless ceiling integration
- Design and technical support

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Consistent Track Record of Delivering Earnings Growth

WAVE
WORTHINGTON ARMSTRONG VENTURE

Growth Initiatives Leave WAVE Well Positioned for Future Growth

- New Containment Solutions allows for more efficient use of power and cooling systems at data centers, resulting is significant cost savings
- Establishing new MEP and HVAC distribution channels to support rollout of Healthy Spaces products
- Accelerating adjacent products to market, while staying close to the needs of core customers

40% +
EBITDA Margins[2]

$821M
Cumulative Dividends Paid to WOR Since 2014[1]

Net Sales ($M)



$391
$372
$452
$447
$449
5 % CAGR
FY2020
FY2021
FY2022
FY2023
TTM

Contribution to Worthington Adj. EBITDA[1] ($M)



$ 78
$ 79
$ 87
$ 86
$ 90
3 % CAGR
FY2020
FY2021
FY2022
FY2023
TTM

Note: TTM figures as of Q1 FY24.
[1] FY2020 contribution to Adj EBITDA excludes $24.9M gain and associated dividends related to sale of WAVE's foreign operations.
[2] Based on FY2023.

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Everyday Products Essential for Enjoying Life



Established in 1971
Market Leadership in Pressurized Containment Solutions

Industry Leading Partnerships
with Customers & Suppliers

Diversified
Across Numerous End Markets

Providing Critical Components in Essential End Markets

HEATING	COOKING	COOLING	WATER
Facilitating the transition away from natural gas and oil, as well as providing back-up power solutions	Delivering safe and reliable cooking fuel used inside and outside the home	Integral in storing and transporting refrigerants while facilitating transition to lower GWP and Ozone depleting gases	Key component in providing safe and clean drinking water in homes and buildings

Supported by Strong Installed Base of Homes

143M	50M	90%	23M
Homes in the US	Homes use propane as an energy source in the US	Homes use Air Conditioning in the US	Homes are on well water in the US

We support 2,000+ customers in these markets by leveraging our 6 facilities and ~2,000 employees

Source: US Census Bureau, US Energy Information Administration, US Environmental Protection Agency, National Propane Gas Association.

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Why We Win: Leveraging the Worthington Business System to Accelerate Growth

WORTHINGTON ENTERPRISES

- Investments in key roles and capabilities are contributing to market share gains and margin enhancements
- Proven ability to disrupt mature markets with innovation focused on sustainable, technology-enabled solutions

Investment in Key Roles
(# of Employees)



36
+27
9
FY18
FY23



11
Pricing / Analytics
12
R&D
13
Product Management

Building Products By the Numbers

21%
Net Sales CAGR (FY21-FY23)

59%
Adj. EBITDA CAGR (FY21-FY23)

A Track Record of Sustainable Growth

Net Sales ($M)



$402
$542
$586
$570
FY21
FY22
FY23
TTM

Adj. EBITDA[1] ($M)



$19
$49
$47
$49
FY21
FY22
FY23
TTM

Note: TTM figures as of Q1 FY24.
[1] Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure, amounts exclude contributions from WAVE and ClarkDietrich.

36

Building the Core Through Transformation Deeper Understanding of End Market Drivers Leads to Opportunity for Market Share Gains 1 3 Opportunity Accomplishments Long history of reactionary production plans (FY18-FY23) • Production plans could not adapt to customer demands Units produced per shift increased • Volatile lead times led to minimal opportunities to grow market share +30% 2 What the Team Did Annual units produced increased • In FY19, invested in Analytical & Product Management roles +45% • Enhanced internal demand plan process Product Sales $’s increased • Identified growth opportunities due to changes in homeowner behavior 135% 37

Expanding the Core Through New Product Development Solving the Propane Industry’s Biggest Problems via Tech-Enabled Solutions Consumers Propane Distributor Propane Distributor How Much Fuel is in My Cylinder? How Can I Optimize My Propane Where are My Cylinders? Delivery Route? Solution: Solution: Solution: NEXI SMARTLID PROGRESSING IN OUR NEW PRODUCT DEVELOPMENT PROCESS 1 • Installed base of 10m cylinders in US • Cylinder-mounted IoT device • Integrated remote monitoring for fuel levels • Provides real time data on fuel use • Provides more efficient fill truck routes & • Not knowing where cylinders are or what condition they are in leads to significant waste • Ultrasound technology reduction in service calls • Solution would provide significant operational • Monitoring, alerts, and ability to order refill all • Industry leading battery life and dual sim tech efficiencies for customers through a mobile app • Monitoring, alerts, & reporting all through app

Disrupting Our Core by Creating New Markets

WORTHINGTON ENTERPRISES

Spray Foam & Adhesive



HISTORICAL DIP TUBE SOLUTION



MARKETS

- Roofing
- Insulation

RESULTS

SINCE WE INCREASED FOCUS. . .

4x NET SALES GROWTH

NUMBER OF CUSTOMERS HAVE **DOUBLED**

Using **Voice of Customer** , We're now solving Spray Foam & Adhesive Market's **Biggest Challenges**

WATER BASED CHEMICALS



Standard Cylinder Corrodes

Time Consuming

Ergonomic Nightmare



Requires Skilled Labor

A POWERFUL SOLUTION



MARKETS

- Roofing
- Insulation
- Cabinetry
- Countertops
- Flooring
- Specialty Chemicals


POLYMERIC HANDLE
FILL VALVE
PLASTIC LINER
DIAPHRAGM
AIR VALVE
BURST DISC

POWER CORE



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ClarkDietrich
A Market Leader in Commercial Steel Framing

ClarkDietrich

- 25% owned JV formed in 2011 through the combination of ClarkWestern Building Systems and Dietrich Metal Framing
- Building solutions provider for commercial steel framing distributors, contractors, owners & architects
- Driven by speed, service, reliability, and broad product offering

$201M **Cumulative Dividends Paid to WOR Since 2014[1]**





Contribution to Worthington's Adj. EBITDA ($M)


$ 17
$ 25
$ 89
$ 80
$ 77
67 % CAGR
FY2020
FY2021
FY2022
FY2023
TTM

Note: TTM figures as of Q1 FY24.
[1]As of FY23.

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ClarkDietrich: At A Glance Locations Nationwide Top 19 populous Employees Headquartered in West Chester, OH 16 1,400 cities within 500 miles Cold-Formed Representatives 50 Steel Engineers in every state LEED, CDT & CCPR 16 Certified Staff Diverse Projects Commercial Hospitality Stadiums Health Education 41

C Strategic Joint Ventures Drive Consistent, Strong Cash Flow Generation The percentage of dividends received by Worthington relative to JV Equity Income has averaged over 98% over the last ten years $350 Wave & ClarkDietrich Dividends Over Time ($M) $300 137% 133% 130% 107% 100% $250 97% 95% $228 $218 101% Average: 98% $200 50% 80% 79% $105 $96 $150 $121 $10 $95 $96 $89 $100 $85 $82 $79 $78 $7 $17 $70 $6 $21 $12 $16 $5 $3 $123 $122 $111 $50 $88 $79 $76 $73 $73 $68 $67 $63 $ 0 FY2014 FY2015 FY2016 FY2017 FY2018 FY2019 FY2020¹ FY2021 FY2022 FY2023 TTM WAVE ClarkDietrich Dividends as a % of Equity Earnings Average Dividends as a % of Equity Earnings Note: TTM figures as of Q1 FY24. 1 WAVE FY2020 equity earnings excludes a $24.9M pre-tax gain and associated dividends related to sale of WAVE’s foreign operations. 42

Delivering Essential Building Solutions Poised For Future Growth to Create Better Spaces Market-Leading Positions Consistent, Strong Cash Flow Generation Organic Growth Through New Product Development 43

ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx OVERVIEW OF CONSUMER PRODUCTS 44

Our Presenter STEVE CARAVATI President CONSUMER PRODUCTS 45

Consumer Products: Why We Win Driving Sustainable Growth and Cash Flows Empower. Everyday. Everywhere. Recognizable Brands High Quality Products 1 2 Strong Portfolio of Highly Engineered Brands with Market- Products With Superior Leading Positions and Quality In The Industry Channel Strength Enabling a Deep Understanding of Markets Innovation 4 Sticky Customer Base 3 Sustainable Growth Driven Value-Added Services Through New Product and Multi-Channel Sales Development and M&A Approach Enables Sticky Customer Base 46

CONSUMER PRODUCTS AT A GLANCE SEGMENT OVERVIEW KEY FIGURES FINANCIAL METRICS (TTM as of Q1 FY24) ($ Millions) Value-added partner to customers, featuring a Net Sales wide variety of highly engineered products across $686 $647 $636 $524 Tools, Outdoor Living, and Celebrations $647M TOOLS OUTDOOR LIVING CELEBRATIONS Net Sales FY21 FY22 FY23 TTM 1 Adj. EBITDA $117 $101 $89 $86 14% Adj. EBITDA Margin FY21 FY22 FY23 TTM Sales by End-Market $89M 18% 28% 1 Adj. EBITDA 54% Tools Outdoor Living Celebrations Note: TTM figures as of Q1 FY2024. 1 Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure. 47

PRODUCT PORTFOLIO OVERVIEW Tools Outdoor Living Celebrations 18% 28% 54% OF SALES OF SALES OF SALES Note: TTM figures as of Q1 FY2024. 48

Broad Range of Consumers in Attractive Market Segments with Significant Tailwinds Professionals DIYers Investment in Year-Round Repair & Sustainability & Spaces Remodel Wellness Craftsmen Americans are spending more time Aging U.S. housing stock Growing emphasis and money outside is leading to greater on health and with Outdoor demand for lower-ticket wellness linked to Recreation GDP renovations, upgrades, time spent outdoors outpacing and repairs Outdoor Enthusiasts U.S. GDP Party Planners Source: U.S. Census, 2021 U.S. Bureau of Economic Analysis. 49

Balanced Omni-Channel Strategy Maximizing Customer Reach Big Box Retailers E-Commerce Specialty Retailers Expand DTC capabilities and broaden reach Network of diverse specialty retailers and Network of leading global retailers with more than 10,600+ physical locations through value-based pricing targeted dealers with product knowledge 47% 46% 7% of Net Sales of Net Sales of Net Sales Note: % of Net Sales based on FY2023. 50

A Roadmap for Our E-Commerce Strategy 4 3 1 2 IDENTIFY GAPS THROUGH EXPAND DTC MODEL TARGETING BRANDS WITH TESTING NEW CONCEPTS CONSUMER INSIGHTS AND PLATFORMS ROOM TO GROW WITH FAST-TO-MARKET TIMELINES 51

Strong Organic Growth Platform Supplemented by Strategic Acquisitions Successful track record of M&A reorienting portfolio towards high growth segments and scaling the business Acquisitions Brands Capabilities Scale 3 strategic acquisitions in the ü Outsourced Acquisitions increased last 3 years manufacturing exposure to attractive Repair & Remodel and Lawn & ü DTC / E-commerce Garden end-markets by 2020 ü Additional commercial relationships 1 $100M+ ü Talent 2021 Provides a Platform ü Innovation acceleration Adding 1,000+ SKUs for Further Growth 2022 to the portfolio 1 Increased end-market exposure based on TTM Net Sales of acquired brands prior to acquisition. 52

"Voice Of Customer" Approach Informing White Space Opportunities

Opportunity Identification	Concept Development		Product Realization & Driving Brand Awareness		
STAGE 1 Explore	STAGE 2 Initiate	STAGE 3 Define	STAGE 4 Design	STAGE 5 Scale	STAGE 6 Launch




Balloon time
Balloon time


Tilt Nozzle
Regulator
Valve Core




Balloon time
20


REFINEMENT
NPD

A comprehensive idea-to-launch process informed by consumer insights to bring new products to market

53

Transformation Case Study: Working Capital Reduction Improved Internal Supplier / Customer Relationship and Efficiency Through Transformation 1 3 Opportunity Accomplishments Long history of uncontrolled / uneven supply (Jul-Sep 2023) and demand patterns between Supplier and Customer • Material handling and quality issues • Working capital tied up in inventories Decreased steel inventory by 53% 2 What the Team Did Improved working capital by • Created a Cross Functional Team $500K • Facility visits to assess and understand pain points Controlled and leveled • Used Transformation tools to create ordering & shipping patterns Flow and Pull 54

Consumer Products Platform Poised for Future Growth Building a Platform That Drives Sustainable Growth Established Position Supported CONSUMER Blue-chip PRODUCTS by Market Leading Brands customer base TOMORROW M&A focused in attractive adjacencies Capitalize on additional growth through enhanced DTC model Accelerate with Voice of Customer-led NPD CONSUMER PRODUCTS TODAY End market exposure will drive growth 55 ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx OVERVIEW OF SUSTAINABLE ENERGY SOLUTIONS 56

Our Presenter TIMO SNOEREN Vice President Sustainable Energy Solutions 57

Sustainable Energy Solutions At a Glance Supporting the growing hydrogen ecosystem and adjacent sustainable energies with products including: Slupsk, Poland • On-board fueling systems and services T3 Onboard fueling • Gas containment solutions and services for the systems and Burscheid, cylinders for CNG storage, transport, and distribution of industrial gases Germany and hydrogen applications Valves, One of only 5 global players with the capabilities to create pressure regulators, and deliver these solutions filters, etc. Kienberg, Austria T1 to T4 High-pressure cylinders, bundles Our Goal: and containers for To become the trusted global partner providing system CNG and hydrogen applications solutions for sustainable power and mobility 550 $4M $144M 3 1 EMPLOYEES ADJ. EBITDA NET SALES MANUFACTURING LOCATIONS Note: TTM figures as of Q1 FY2024 1 Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure. 58

A Critical Supplier in the Hydrogen & CNG Supply Chain¹ Supply & Generation Transport, Storage, & Distribution Utilization Where Worthington Enterprises Participates End-to-End Solutions for Transport & Storage Industrial Material Supply & Generation Mobility Hydrogen CNG Gas Storage: High Pressure Truck Transport Containers, Bundles, Cylinders Components & Storage Cylinders In the Hydrogen & CNG Worthington Enterprises Offers Transport, Storage, To Customers Across Supply Chain and Distribution Solutions Attractive End Markets 1 Includes LNG and LH2. 59

Positioned to Benefit from Growing Hydrogen Ecosystem Positioned to Benefit from Growing Hydrogen Ecosystem Hydrogen’s Growing Role in the Energy Transition Declining Production Costs of H2 • 680+ large-scale • Europe and USA hydrogen projects spearheading R&D and Production Cost of Hydrogen, $ per kilogram announced globally pilot production hubs • $280 billion in investment • Continued International 6 public and private sector • Governments are cooperation adopting hydrogen 5 strategies and targets for • Viable use cases continue to expand technology deployment 4 H 3 2 Average 2 Fuel for Power for Feedstock for Transport Industry Chemicals 1 H Steel Cement Fertilizers H C Optimal Paper Food Fuel Refining Synthetic 0 Fuels Aluminum Plastics 2020 2030 2040 2050 Power Buildings Products Metallurgy Food Electricity Residential & • At a production cost of ~$2 per kilogram, clean hydrogen Peaking Plants Commercial Steel Glass becomes cost competitive in many applications Source: IEA – Hydrogen Energy System Overview – Sept 2022; S&P Global - Global hydrogen demand seen at 614 million mt/year by 2050: IRENA Jul 2022; McKinsey – Five Charts on Hydrogen’s Role in a Net- Zero Future; BloombergNEF. 60

Exciting Recent Launches And Pipeline Show Promising Future

Hydrogen Transport & Application


MADE IN VIENNA

- Container Business
- Up to 1,100 Kg of Hydrogen
- Initial market demand materializing
- Strong pipeline of inquiries

Hydrogen Truck Application



- 700 BAR H2 Fuel Systems
- Longer range, less weight
- Green Deal regulations requiring ~50,000 Hydrogen trucks by 2030
- Prototyping with key European OEMs

SIGMA (IOT)



Hydrogen Bus Application



- 350 BAR H2 Fuel Systems
- Prototyping with key European OEMS

Stationary Hydrogen Storage


A COSMOS
OF POSSIBILITIES

- T1 H2 550 Bar Solutions
- For use by key Industrial Gas majors
- To be launched Q1 2024

61

Sustainable Energy Solutions: Positioned for Growth Ideally Positioned to Fill the Needs of the Developing Hydrogen and CNG Supply Chain Supporting the Expanding Global Powered by the Transition Storage Worthington Towards a Net Addressable Business System Zero Economy Market Established Filling a Critical Customer Focus & Reputation as a Gap Through Turn-Key Solutions Highly-Engineered Supply Chain Supported by Product Provider Excellence Technical Knowhow 62

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ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx The Path Forward

Our Presenter JOE HAYEK Executive VP, CFO & COO Worthington Enterprises 65

Our Strategic Enablers Worthington’s Performance-Based Culture Enables Continued Transformation, Innovation, and Appetite for Strategic Acquisitions LONG-TERM TARGETS 6-8% 24% 85-90% MERGERS & TRANSFORMATION Net Sales Free Cash Flow ACQUISITIONS Adj. EBITDA 2 1 CAGR Conversion Margin Make the Businesses Accelerate Growth into We Own Better and Attractive Markets More Profitable INNOVATION Enhance Existing & Planned New Products 1 Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure. 66 2 Free Cash Flow Conversion defined as (Adj EBITDA – Capex) / Adj EBITDA.

Transformation: Driving Continued Margin Expansion Lean / value stream analysis everywhere Transformation Goals • Margin Enhancement Price desks and margin excellence • Flat Cost-Structure • Operational Efficiencies Optimize sourcing and supply chain capabilities • Increased Service Levels Outsourcing and 3PL models supporting efficient distribution 67

Innovation Creating sustainable, organic growth OUR GOALS Accelerate Speed & Quantity of NPD Drive Use of Technology Asset-Light Mindset Grow % of Sales from New Products Each Year 68

Acquisition: Strategic Acquisitions Expected to Drive Profitable Growth • Predominantly #1 or #2 brand or market position • Higher margin, higher growth brands or products • Asset-light or low capital intensity business model Robust List of M&A Targets in the Pipeline • Exposure to the channels where we have leadership positions • Additive capabilities – must make us better • Demonstrated sustainable competitive advantage 69

Corporate Citizenship and Sustainability

Continuing a long history of developing employees, practicing good citizenship, and protecting the environment

Reducing Our **Environmental Footprint**

36% ↓

Reduction in global market-based GHG emissions intensity (CY20 to FY23)

500/tons

CO_2e Reduction

Combined annual emissions reduction from energy optimization initiatives at Austria and Portugal facilities

Enhancing **Our Workforce**



53%

Diverse salaried new hires

Supporting **Communities**

$2.9M

given through the Worthington Industries Foundation in FY23

Spending **Locally**



96%

Procurement spending to domestic U.S. suppliers

Investing in **Entrepreneurs**

WORTHINGTON INDUSTRIES + rev1ventures

Worthington Industries Ventures became a seed investor in Enspired Solutions, focused on alleviating PFAS risk

Prioritizing **Safety**

1.8x

Better safety record than industry average

Leading **The Way**

Investor's Business Daily 2022 Best ESG Companies - Industrials

Newsweek America's Most Responsible Companies 2023

Note: Figures reported refer to Worthington Industries, Inc as of FY23.

70

ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx Financial Overview

A Compelling Financial Profile Adj. EBITDA 1 Net Sales Adj. EBITDA Margin $285M $1,361M 21% Net Working 3 4 Fixed Assets FCF Conversion 2 Capital $295M 85% $260M Note: TTM figures as of Q1 FY2024. 1 Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure. 2 Net Working Capital is defined as Accounts Receivable ($224M) + Inventory ($193M) – Accounts Payable ($122M). Balances at May 31, 2023 in parentheses. 72 3 4 Figures are as of May 31, 2023. FCF Conversion is defined as (Adj. EBITDA – Capex) / Adj. EBITDA.

Creating a Strong Growth Platform with Scale 1 Net Sales ($M) Adjusted EBITDA ($M) 16% 20% CAGR CAGR $1,418 $1,361 $1,311 $319 $297 $285 $1,061 $205 FY2021 FY2022 FY2023 TTM FY2021 FY2022 FY2023 TTM Long-Term Target: 6-8% Sales CAGR Long-Term Target: 24% Adj. EBITDA Margin Note: TTM figures as of Q1 FY2024. 1 Refer to appendix for reconciliation of Adjusted EBITDA to the comparable GAAP measure. 73

Continuous Improvement Mindset Drives Returns

Free Cash Flow[1] ($M)


30% CAGR
$151
$261
$256
$243
74%
82%
86 %
FY2021
FY2022
FY2023
TTM
EBITDA - Capex
FCF Conversion

Long-Term Target: 85-90% FCF Conversion[2]

Streamlining the Business for Sustained Improvements

- **Simplify corporate structure for newly acquired businesses**
- **Operational excellence and continuous improvement**
- **Technology and automation**
- **Data and analytics driven decision making**

Note: TTM figures as of Q1 FY24.
[1] Free Cash Flow (FCF) is defined as Adj. EBITDA – Capex. [2] FCF Conversion is defined as (Adj. EBITDA – Capex) / Adj. EBITDA.

74

Best-in-Class Financial Profile with Attractive Upside High Margin, High Cash Flow, Asset Light, and Low Leverage 1 Adj. EBITDA Margin % (FY2023) FCF Conversion (FY2023) 40% 100% 86 % Peer Average: 80% 80% 30% 21% 60 % Peer Average: 19% 20% 40% 10% 20% 0% 0 % AWI WE AAON AOS GTLS FBIN LECO WDFC MAS PGTI ROCK SWK WDFC AOS ROCK LECO WE MAS GTLS AWI PGTI FBIN SWK AAON 2 (Net Working Capital + Fixed Assets) / Sales (FY2023) Debt / TTM Adj. EBITDA 80% 10.0 x 8.0 x 60 % Peer Average: 42% 39% 6.0 x 40% 4.0 x Peer Average: 2.7 x 20% 2.0 x 1.0 x 0% 0.0 x AOS ROCK MAS LECO WE PGTI GTLS FBIN WDFC SWK AWI AAON ROCK AOS AAON WE WDFC LECO AWI MAS PGTI FBIN SWK GTLS Positioned to Outperform Source: Company filings | Note: FY2023 metrics for peers are calendarized to 31-May fiscal year end. Peers include: A. O. Smith, AAON, Armstrong, Chart 1 Industries, Fortune Brands, Gibraltar Industries, Lincoln Electric, Masco, PGT Innovations, Stanley Black & Decker, WD-40. Free Cash Flow (FCF) Conversion is 2 defined as (Adj. EBITDA – Capex) / Adj. EBITDA. Net Working Capital is defined as Accounts Receivable + Inventories Accounts Payable; Fixed Assets is defined as 75 Net Property, Plant, and Equipment.

Long-Term Capital Allocation Priorities • Brand, Innovation, and Channel investments • Investments in automation and R&D initiatives ORGANIC GROWTH • High-returning Capex investments • Build out core businesses and selectively grow into new markets • Create value via channel and supply chain synergies TARGETED M&A • Enhance capabilities allowing for faster integration and synergies • Modest quarterly dividend payments CAPITAL RETURN • Opportunistic share buybacks 76

Worthington Industries Has Historically Maintained a Strong Balance Sheet Key Highlights Over Past Year Debt Maturity Profile ($M) • We bolstered our already strong balance sheet over the past year since announcing the planned separation Paid off 2026 • Paid off debt (2026 bonds) and recently $500 Bonds in $150 $200 extended our $500M undrawn bank credit July 2023 $32 $32 $34 facility to mature in September 2028 • Net Debt / Adj. EBITDA is currently at 0.5x which Floating Revolver is down from 1.2x a year ago Rate S + 1.25% Private € Private € Private Public € Private Fixed Placement Placement Placement Placement Bond 8/31/22 8/31/23 Rate 1.90% 4.60% 1.56% 1.82% 4.30% Cash $35.8M $201.0M Debt $705.8M $448.4M $247.3M $670.0M Net Debt $559.6M $539.3M Adj. EBITDA We’ve always operated with the mindset Net Debt / of low leverage and ample liquidity! 1.2x 0.5x Adj. EBITDA Note: Figures represent Worthington Industries, including the Steel processing business. Refer to appendix for reconciliation of Worthington Industries Adjusted EBITDA to the comparable GAAP measure. 77

Worthington Enterprises Balance Sheet and Liquidity Well-Positioned to Start-off on Even Stronger Footing… Expected Balance Sheet At Close ($M) Liquidity Key Points • Remain Committed To Investment Grade Credit Ratings Total Debt $298 • $500M Credit Facility Backed By A Well Capitalized, Diversified Bank Group Q1 FY24 TTM Adj. EBITDA $285 • Cash balance of $201M as of 31-Aug-2023 Debt / Adj. EBITDA 1.0x • No Term Debt Maturities Until 2029 1 Liquidity Sources ($M) Debt Maturity Profile ($M) Proceeds from Worthington Cash (As of 31-Aug-2023) $201 Steel dividend expected to be 1 2 used to repay 2024 notes Credit Facility Capacity $500 Total Liquidity $701 Maintaining Financial Flexibility in a Dynamic Environment Note: TTM figures as of Q1 FY2024 1 Recently amended Worthington Industries revolving credit facility, extending it to 2028. 2 78 Worthington Steel expected to pay dividend prior to consummation of separation.

ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx Closing Remarks

FOUNDED IN Worthington Enterprises 1955 KEY INVESTMENT HIGHLIGHTS • Established Portfolio of Market-Leading Brands with NET SALES OF High Barriers to Entry 1 $1.4 BILLION • Strong Underlying Secular Trends Enabling Steady Long-Term Growth • Business Model Drives High Free Cash Flow and Returns • Worthington Business System Accelerates Growth and Net Sales Profitability 1 by End-Market • Innovation For Highly Engineered Products Drives Incremental Sales and Margin • Guided by Our Philosophy – a People-First, 42% Performance-Based Culture 48% • Low Leverage and Ample Liquidity Provides Financial Flexibility 11% Consumer Products Building Products 1 TTM figures as of Q1 FY24. Sales exclude pro-rata share of unconsolidated JV sales. Percentages do not add up to 100% due to rounding. Sustainable Energy Solutions 80 ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx Q&A ibdroot\projects\IBD-NY\trillium2020\664375_1\16. Investor Day Presentations\03. WOR Enterprises\2023.09.29 - Investor Day - WOR Enterprises Shell_v78.pptx Appendix

Update on Separation Into Two World-Class Companies Key Events Expected Timing Public Announcement of Separation September 29, 2022 Amended Worthington Enterprises September 27, 2023 Revolver Credit Facility Effectiveness Public Form 10 Filing October 4, 2023 Investor Day Presentation October 11, 2023 Target for Start of Regular Way Trading December 2023 Note: There can be no assurance that the spin-off will occur or, if it does occur, its terms or timing. 83

OUR PHILOSOPHY adopted in 1961, is the foundation of our culture EARNINGS SUPPLIERS § The first corporate goal for Worthington Industries is to earn money for its § We cannot operate profitably without those who supply the quality materials shareholders and increase the value of their investment. we need. § We believe that the best measurement of the accomplishment of our goal is § We ask that suppliers be competitive in the marketplace with regard to consistent growth in earnings per share. quality, pricing, delivery and volume purchased. § We are a loyal customer to suppliers who meet our quality and service OUR GOLDEN RULE requirements through all market conditions. § We treat our customers, employees, investors and suppliers, as we would like to be treated. ORGANIZATION § We believe in a divisionalized organizational structure with responsibility for performance resting with the head of each operation. PEOPLE § All managers are given the operating latitude and authority to accomplish § We are dedicated to the belief that people are our most important asset. their responsibilities within our corporate goals and objectives. § We believe people respond to recognition, opportunity to grow and fair § In keeping with this philosophy, we do not create excessive corporate compensation. procedures. If procedures are necessary within a particular company § We believe that compensation should be directly related to job operation, that manager creates them. performance and therefore use incentives, profit sharing or otherwise, in § We believe in a small corporate staff and support group to service the needs every possible situation. of our shareholders and operating units as requested. § From employees we expect an honest day's work for an honest day's pay § We believe in the philosophy of COMMUNICATION § continued employment for all Worthington people. § In filling job openings, every effort is expended to find candidates within § We communicate through every possible channel with our customers, Worthington, its divisions or subsidiaries. employees, shareholders, suppliers and financial community. CUSTOMERS CITIZENSHIP § Without the customer and their need for our products and services we have § Worthington Steel practices good citizenship at all levels. We conduct our nothing. business in a professional and ethical manner. § We will exert every effort to see that the customer’s quality and service § We encourage all our people to actively participate in community affairs requirements are met.§ We support worthwhile community causes. § Once a commitment is made to a customer, every effort is made to fulfill that obligation. 84

Worthington Enterprises Reconciliation of Non-GAAP Measures (in thousands) 85

Worthington Enterprises Reconciliation of Non-GAAP Measures (in thousands) Twelve Months Ended May 31, 2023 Worthington Sustainable Enterprises Consumer Building Energy Corporate & Consolidated Products Products Solutions Other Net Sales $ 1,418,496 $ 686,319 $ 586,059 $ 1 46,118 n/a Operating income (loss) $ 88,676 $ 78,039 $ 36,754 $ 7 18 $ (26,835) Impairment of long-lived assets 484 - 484 - - Restructuring and other (income) expense (367) 213 597 - (1,177) (1) Separation costs 24,048 - - - 24,048 Adjusted operating income (loss) $ 112,841 $ 78,252 $ 37,835 $ 718 $ (3,964) (2) Miscellaneous income (expense) 277 (205) 349 1 99 (66) (3) Equity in net income of unconsolidated affiliates 167,258 - 166,427 - 831 Adjusted EBIT $ 280,376 $ 78,047 $ 204,611 $ 917 $ (3,199) Depreciation and amortization 46,417 15,734 17,856 6 ,319 6,508 Stock based compensation 11,893 2,141 3,806 - 5,946 Adjusted EBITDA $ 3 38,686 $ 95,922 $ 2 26,273 $ 7,236 $ 9,255 Pro Forma Adjustments: (4) Shared overhead reallocation (33,434) 7,405 (10,564) $ - (30,275) (5) Operational adjustments (8,270) (2,000) (2,000) - (4,270) Pro Forma Adjusted EBITDA $ 2 96,983 $ 1 01,326 $ 2 13,709 $ 7,236 $ (25,289) Pro Forma Adjusted EBITDA margin 21% 15% 36% 5% NM Pro forma adjusted EBITDA $ 296,983 Less: capital expenditures (40,896) Free Cash Flow (FCF) $ 256,087 FCF Conversion 86% Non-GAAP Footnotes: (1) Separation costs reflect direct and incremental costs incurred in connection with the planned separation and are held at the corporate level. (2) Misc. income within Corporate & Other excludes a pre-tax settlement charge of $4,774 related to a pension lift-out transaction completed in August 2022. (3) Equity income within Corporate & Other excludes the following: 1) a pre-tax loss of $16,059 related to the sale of our 50% noncontrolling investment in ArtiFlex Manufacturing, LLC; and 2) a pre-tax gain of $2,063 related to a sale-leaseback transaction at Taxi Workhorse Holdings LLC; Pro Forma Footnotes: (4) Reflects the excess of our estimated post-separation corporate expenses over the amounts historically absorbed by our segments. Additionally, reflects within Corporate & Other certain general overhead expenses that will not be allocated to our segments post-separation, but are included in our historical results. (5) Includes estimated incremental material cost associated with intercompany purchases from the Steel Processing business that will be subject to an arms-length commercial agreement post-separation as well as the removal of certain miscellaneous operating and non-operating items historically held at Corporate but attributed to the Steel Processing business on a pro forma basis. 86

Worthington Enterprises Reconciliation of Non-GAAP Measures (in thousands) Twelve Months Ended May 31, 2022 Worthington Sustainable Enterprises Consumer Building Energy Corporate & Consolidated Products Products Solutions Other Net Sales $ 1,309,198 $ 636,478 $ 541,757 $ 1 30,954 $ 9 Operating income (loss) $ 130,148 $ 94,378 $ 39,905 $ (6,157) $ 2,022 (1) Restructuring and other income, net (2,616) - (35) (143) (2,438) Adjusted operating income (loss) $ 127,532 $ 94,378 $ 39,870 $ (6,300) $ (416) Miscellaneous income (expense) 1,852 (76) 240 64 1,624 Equity in net income of unconsolidated affiliates 183,854 - 176,498 - 7,356 Adjusted EBIT $ 313,238 $ 94,302 $ 216,608 $ (6,236) $ 8,564 Depreciation and amortization 43,056 12,736 16,294 6,554 7,472 Stock-based compensation 10,321 1,858 3,303 $ - 5,161 Adjusted EBITDA $ 366,615 $ 108,896 $ 236,205 $ 318 $ 21,197 Pro Forma Adjustments: (2) Shared overhead reallocation (27,409) 9,702 (8,361) $ - (28,750) (3) Operational adjustments (20,078) (2,000) (2,000) - (16,078) Pro Forma Adjusted EBITDA $ 3 19,127 $ 1 16,598 $ 2 25,844 $ 318 $ (23,632) Pro Forma Adjusted EBITDA margin 24% 18% 42% 0% NM Pro forma adjusted EBITDA $ 319,127 Less: capital expenditures (58,158) Free Cash Flow (FCF) $ 260,969 FCF Conversion 82% Non-GAAP Footnotes: (1) Net restructuring gains resulted primarily from the sale of certain non-core real property and other long-lived assets associated with non-core legacy businesses that no longer fit within our management structure and have therefore been reported within Corporate & Other. Pro Forma Footnotes: (2) Reflects the excess of our estimated post-separation corporate expenses over the amounts historically absorbed by our segments. Additionally, reflects within Corporate & Other certain general overhead expenses that will not be allocated to our segments post-separation, but are included in our historical results. (3) Includes estimated incremental material cost associated with intercompany purchases from the Steel Processing business that will be subject to an arms-length commercial agreement post-separation as well as the removal of certain miscellaneous operating and non-operating items historically held at Corporate but attributed to the Steel Processing business on a pro forma basis. 87

Worthington Enterprises Reconciliation of Non-GAAP Measures (in thousands) Twelve Months Ended May 31, 2021 Worthington Sustainable Enterprises Consumer Building Energy Corporate & Consolidated Products Products Solutions Other Net Sales $ 1,112,032 $ 523,697 402,038 1 34,890 51,407 Operating income (loss) $ (41,175) $ 74,901 $ 12,584 $ (5,535) $ (123,125) (1) Impairment of long-lived assets 13,739 506 1,423 - 11,810 (2) Restructuring and other income, net 54,214 41 256 1 0,293 43,624 (3) Incremental expenses related to Nikola gains 50,624 - - - 50,624 Adjusted operating income (loss) $ 77,402 $ 75,448 $ 14,263 $ 4,758 $ (17,067) Miscellaneous income (expense) 2,534 (512) 194 2 03 2,649 Equity in net income of unconsolidated affiliates 107,360 - 103,447 - 3,913 Adjusted EBIT $ 187,296 $ 74,936 $ 117,904 $ 4,961 $ (10,505) Depreciation and amortization 46,784 12,343 15,560 6 ,699 12,182 Stock-based compensation 12,357 2,224 3,954 - 6,178 Adjusted EBITDA $ 2 46,437 $ 89,503 $ 1 37,418 $ 11,660 $ 7,855 Pro Forma Adjustments: (4) Shared overhead reallocation (28,978) (1,735) (13,406) - (13,837) (5) Operational adjustments (6,564) (2,000) (2,000) - (2,564) (6) Divestitures (6,066) - - - (6,066) Pro Forma Adjusted EBITDA $ 2 04,828 $ 85,768 $ 1 22,012 $ 11,660 $ (14,612) Pro Forma Adjusted EBITDA margin 18% 16% 30% 9% NM Pro forma adjusted EBITDA $ 204,828 Less: capital expenditures (53,377) Free Cash Flow (FCF) $ 151,450 FCF Conversion 74% Non-GAAP Footnotes: (1) Impairment charges resulted primarily from certain non-core legacy asset groups classified within Corporate & Other that were impaired in anticipation of their ultimate disposal. (2) Net restructuring losses resulted primarily from the sale of certain non-core legacy businesses that no longer fit within our management structure and therefore have been classified within Corporate & Other. Additionally, the restructuring loss within Sustainable Energy Solutions resulted from the sale of the LPG fuel storage business located in Poland. (3) Consists of incremental compensation expense and charitable contributions funded with the proceeds realized from the sale of our investment in Nikola Corporation common stock. Pro Forma Footnotes: (4) Reflects the excess of our estimated post-separation corporate expenses over the amounts historically absorbed by our segments. Additionally, reflects within Corporate & Other certain general overhead expenses that will not be allocated to our segments post-separation, but are included in our historical results. (5) Includes estimated incremental material cost associated with intercompany purchases from the Steel Processing business that will be subject to an arms-length commercial agreement post-separation as well as the removal of certain miscellaneous operating and non-operating items historically held at Corporate but attributed to the Steel Processing business on a pro forma basis. (6) Reflects the removal of net sales and operating results of non-core divested businesses historically reported within Corporate & Other. 88

Worthington Industries Reconciliation of Non-GAAP Measures (in thousands) Below provides a reconciliation of trailing twelve months adjusted EBITDA as of August 31, 2023 and 2022 for Worthington Industries, Inc. along with the calculation of net debt to adjusted EBITDA for the same periods. The calculation of adjusted EBITDA for Worthington Industries, Inc. is consistent with the definition previously provided, except that no adjustment is made for stock-based compensation. Net debt to adjusted EBITDA is calculated by subtracting cash from net debt (defined as the aggregate of short-term borrowings, current maturities of long-term debt and long-term debt) and dividing the sum by adjusted EBITDA for the trailing twelve months. TTM August 31, August 31, 2023 2022 2023 2022 Short-term borrowings $ - $ 1 5,554 Net earnings attributable to controlling interest $ 288,552 $ 310,977 Current maturities of long-term debt 150,268 2 48 Interest expense, net 21,244 32,217 Long-term debt 298,083 6 90,011 Income tax expense 85,477 94,370 Total debt $ 448,351 $ 7 05,813 Depreciation and amortization 113,124 104,764 Less: cash and cash equivalents (201,009) (35,768) EBITDA 508,397 542,328 Net debt $ 247,342 $ 6 70,045 Incremental expense related to (true-up of) Level5 earnout accrual (525) 525 Impairment of long-lived assets 3,168 2,135 Adjusted EBITDA (TTM) $ 539,273 $ 5 59,576 Restructuring and other expense (income), net (1,621) (5,945) Separation costs 30,083 - Net debt to TTM ajusted EBITDA 0.5 1 .2 Loss on extinguishment of debt 1,534 - Pension settlement charge - 4,774 Loss on sale of investment in ArtiFlex 300 15,759 Sale-leaseback gain in equity income (2,063) - TTM Adjusted EBITDA $ 539,273 $ 559,576 89